IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares Trust

iShares, Inc.

Supplement dated August 10, 2020 (the “Supplement”)

to the Summary Prospectus, Prospectus

and Statement of Additional Information (the “SAI”),

each dated as noted on the last page of this Supplement,

for each of the iShares ESG Aware 1-5 Year USD Corporate Bond ETF (SUSB),

iShares ESG Aware USD Corporate Bond ETF (SUSC) and

iShares MSCI Emerging Markets ex China ETF (EMXC)

(each, a “Fund” and collectively, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for each Fund.

Change in each Fund’s “Summary of Principal Risks”

The section of each Fund’s Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is amended to delete the paragraph entitled “Non-Diversification Risk”.

Change in each Fund’s “A Further Discussion of Principal Risks”

The section of each Fund’s Prospectus entitled “A Further Discussion of Principal Risks” is amended to delete the paragraph entitled “Non-Diversification Risk”.

Changes in the Funds’ “Investment Strategies and Risks”

The section of the iShares ESG Aware 1-5 Year USD Corporate Bond ETF’s and iShares ESG Aware USD Corporate Bond ETF’s SAI entitled “Investment Strategies and Risks” is amended at the sub-section “Diversification Status” to move each Fund from the “Non-Diversified Funds” column of the table to the “Diversified Funds” column.

The section of the iShares MSCI Emerging Markets ex China ETF’s SAI entitled “Investment Strategies and Risks” is amended to delete the first full paragraph of the sub-section entitled “Diversification Status” in its entirety and replace it with the following:

The Fund is classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Supplement to the Summary Prospectus, Prospectus and SAI, each dated as of June 29, 2020:

iShares ESG Aware 1-5 Year USD Corporate Bond ETF (SUSB)

iShares ESG Aware USD Corporate Bond ETF (SUSC)

Supplement to the Summary Prospectus and Prospectus, each dated as of December 30, 2019 (revised as of March 27, 2020) and the SAI, dated December 30, 2019 (revised as of April 16, 2020):

iShares MSCI Emerging Markets ex China ETF (EMXC)

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-SUSB_SUSC_EMXC-S1-0820

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE